UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Arena Pharmaceuticals, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 13, 2017. ARENA PHARMACEUTICALS, INC. ARENA PHARMACEUTICALS, INC. 6154 NANCY RIDGE DRIVE SAN DIEGO, CA 92121 E29158-P94344 Meeting Information Meeting Type: Annual Meeting For holders as of: April 24, 2017 Date: June 13, 2017 Time: 9:00 AM (Pacific Time) Location: 6154 Nancy Ridge Drive San Diego, California 92121 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 30, 2017 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT FORM 10-K How To Vote Please Choose One of the Following Voting Methods

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Scott H. Bice, J.D. 02) Jayson Dallas, M.D. 03) Oliver Fetzer, Ph.D. 04) Amit D. Munshi 05) Garry Neil, M.D. 06) Tina Nova, Ph.D. 07) Phillip Schneider 08) Christine White, M.D. 09) Randall Woods The Board of Directors recommends you vote FOR the following proposal: 2. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement accompanying this notice. The Board of Directors recommends you vote 1 YEAR on the following proposal: 3. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers. The Board of Directors recommends you vote FOR proposals 4, 5, 6 and 7. 4. To approve a series of alternate amendments to our Amended and Restated Certificate of Incorporation to effect, at the option of the Board of Directors, a reverse stock split of our common stock at a reverse stock split ratio ranging from one-for-six (1:6) to one-for-ten (1:10), inclusive, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board of Directors prior to the date of our 2018 Annual Meeting of Stockholders. 5. To approve a series of alternate amendments to our Amended and Restated Certificate of Incorporation to effect, if and only if Proposal 4 is both approved and implemented, a reduction in the total number of authorized shares of our common stock as illustrated in the table under the caption "Effects of Authorized Shares Reduction" in the section of the accompanying proxy statement entitled "Proposal 5 Approval of Reduction in the Number of Authorized Shares of Common Stock. 6. To approve the Arena Pharmaceuticals, Inc., 2017 Long Term Incentive Plan. 7. To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2017. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E29160-P94344

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